AGREEMENT FOR CONSULTING SERVICES

This AGREEMENT FOR CONSULTING SERVICES (this “Agreement”) is effective as of January 23, 2011 (the “Effective Date”), by and between Watch Harbor Asset Management LLC, a Delaware limited liability company with its principal office at 111 Broadway, 10th Floor, New York, New York 10005 (the “Consultant”), and Natural Blue Resources, Inc., a Delaware corporation with its principal office at 200 W. De Vargas Street, Suite 7, Santa Fe, New Mexico 87501 (the “Company” and, together with the Consultant, the “Parties”).

WHEREAS, the Consultant desires to perform the services as set forth herein, and the Company desires to engage the Consultant to perform such services, all on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

1.

Engagement.  During the Term (as defined below), the Company hereby engages the Consultant and the Consultant hereby agrees to hold itself available, to render and perform consulting services to the Company upon the terms and conditions set forth herein.

2.

Services.  During the Term, the Consultant shall, to the extent reasonably requested by the Company, provide to the Company consulting services as described on Appendix A (collectively, the “Services”).

3.

Payment for Services.

(a)

In consideration of the performance of the Services hereunder, the Company shall issue to the Consultant Ten Million (10,000,000) restricted shares of (the “Shares”) the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) pursuant to the terms and conditions set forth in a Restricted Stock Agreement approved by the board of directors of the Company (the “Board”) and to be entered into by and between the Company and the Consultant (the “Restricted Stock Agreement”).  The Consultant’s ownership in the Shares is subject to partial forfeiture upon early termination of this Agreement or upon the inability of the Consultant to achieve certain performance goals as described on Appendix B and as described in the Restricted Stock Agreement.

(b)

Based upon the issuances of Common Stock anticipated by the Company after the Effective Date, the Parties acknowledge that the issuance by the Company and the Consultant’s receipt of the Shares will not trigger any filings with the U.S. Securities and Exchange Commission (the “SEC”) by the Consultant under the Securities Act, including, but not limited to, a Form 3, Form 4, Schedule 13D or Schedule 13G (each a, “Securities Filing”).  If upon issuance of any of the Shares to the Consultant hereunder shall trigger a Securities Filing, then the Company shall provide prompt notice to the Consultant and cooperate in the preparation and filing of such Securities Filing at the Consultant’s sole expenses (including the legal fees).

(c)

If during or after the Funding Period (as defined on Appendix A), the Consultant introduces the Company to any Funder (as defined on Appendix A) who provides any additional financing outside of the scope of financing described in paragraph 3 of Appendix A, the Parties shall negotiate additional compensation to be paid to the Consultant by the Company that is agreeable to the Consultant and Appendix B shall be amended by the Parties to reflect such arrangement.

(d)

Notwithstanding the Services described in Section 3(c) above, provisions 2 and 3 of Appendix A, or on Appendix B, the Company understands that the Consultant is not a registered broker-dealer and the Parties have agreed that in rendering services under this Agreement the Consultant will not be required to, and will not, engage in any activity that may not be undertaken by a person who is not a registered broker-dealer.

(e)

The certificates evidencing the Shares shall endorsed with a legend in substantially the following form:

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN CERTAIN CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN RESTRICTED STOCK AGREEMENT BY AND AMONG THE STOCKHOLDER AND THE CORPORATION.  A COPY OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

4.

Term; Termination.

(a)

Term.  The term of this Agreement shall begin on the Effective Date and shall terminate upon the conclusion of the Services by the Consultant (the “Term”), unless otherwise terminated earlier pursuant to Section 4(b) or Section 7 hereof.

(b)

Termination.  This Agreement may be terminated prior to the end of the Term as follows:

(i)

by either Party upon written notice if the other Party has breached any material term or condition of this Agreement, and such breach remains uncured for thirty (30) days following written notice from the non-breaching Party specifying the breach;

(ii)

by either Party at any time, without cause or penalty, upon sixty (60) days written notice to the other Party prior to termination; provided that in the event of such termination, the Consultant shall be paid the Shares for any portion of the Services that have been performed prior to the termination; or

(iii)

immediately by either Party if the other Party commences (as the debtor) a case in bankruptcy, or any proceeding under any other insolvency law; or a case in bankruptcy or any proceeding under any other insolvency law is commenced against the other Party (as the debtor) and a court having jurisdiction in the premises enters a decree or order for relief against the other Party as the debtor in such case or proceeding, and such case or proceeding is continued for one hundred twenty (120) days, or the other Party consents to or admits the material allegations against it in any such case or proceeding; or a trustee, receiver or agent (however named) is appointed or authorized to take charge of substantially all of the property of the other Party; or upon the dissolution or liquidation of the other Party.

(c)

Forfeiture of Shares.  If this Agreement is terminated prior to expiration of the term by the Company due to the uncured material breach of the Consultant pursuant to Section 4(b)(i), then the Consultant shall forfeit and return to the Company any Shares (other than those Shares that vested in the Consultant upon the performance of the goals described on Appendix B) in accordance with the Restricted Stock Agreement.

5.

Representation and Warranty of the Consultant.  The Consultant hereby represents and warrants to the Company that: (a) it has all right, power and authority to enter into and perform its obligations set forth in this Agreement in accordance with its terms; (b) it is under no contract, agreement or any other restriction that will, in any manner, impede or prevent it from performing its obligations under this Agreement; (c) Services, information, or materials provided by the Consultant will not infringe upon any third party’s patent, trademark copyright, or other intellectual property right, nor make use of any misappropriated trade secret; (d) all services shall be rendered in a workmanlike manner and with professional diligence and skill; and (e) all services shall conform at all times in all material respects to the descriptions and levels of service set forth in this Agreement.

6.

Representation and Warranty of the Company.  The Company hereby represents and warrants to Consultant that: (a) the authorized equity securities of the Company consist of 493,000,000 shares of Common Stock, of which approximately 55,000,000 shares are issued and outstanding.  All of the outstanding equity securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable and, upon issuance, the Shares will have been duly authorized and validly issued and fully paid and nonassessable; (b) it has all right, power and authority to enter into and perform its obligations set forth in this Agreement in accordance with its terms; (c) it is under no contract, agreement or any other restriction that will, in any manner, impede or prevent it from performing its obligations under this Agreement; and (d) any information, or materials provided by the Company will not infringe upon any third party’s patent, trademark copyright, or other intellectual property right, nor make use of any misappropriated trade secret.

7.

Unavoidable Delays.  Neither Party shall be responsible for delays or errors in its performance under this Agreement occurring by reasons or circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood or catastrophe, acts of God, insurrection, war, riots, or failure of transportation, communication or power supply (a “Force Majeure Event”); provided, however, that should any such Force Majeure Event continue for more than thirty (30) days, this Agreement may be terminated upon written notice by the Party whose performance is not affected by the delay.

8.

Indemnity.

(a)

Indemnification by the Consultant.  Except as requested otherwise by the Company, the Consultant, at its own expense, shall indemnify, defend and hold harmless the Company and its Affiliates (as defined below) against any claim, suit, action, proceeding, debt or liability, including reasonable attorneys’ fees (whether arising from enforcement of this Agreement or otherwise), based on or arising from: (i) breach by the Consultant of any of its representations, warranties or obligations under this Agreement; or (ii) the gross negligence or willful misconduct of the Consultant or its Affiliates in the performance of its duties hereunder.

(b)

Indemnification by Company.  The Company, at its own expense, shall indemnify, defend and hold harmless the Consultant and its Affiliates against any claim, suit, action, proceeding, debt or liability, including reasonable attorneys’ fees (whether arising from enforcement of this Agreement or otherwise), brought against the Consultant based on or arising from: (i) breach by the Company of any of its representations, warranties or obligations under this Agreement; or (ii) the gross negligence or willful misconduct of the Company or its Affiliates in the performance of its duties hereunder.

(c)

Definition.  For purposes of this Agreement, “Affiliates” shall mean the parent companies, subsidiaries and stockholders, members, directors, officers, agents, representatives, employees, and agents of a Party, its parent companies and subsidiaries.

9.

Use of Name.  Neither Party shall use the name, trademark, trade names or other designation of the other Party in advertising, publicity or other promotional activity without the prior written consent of the other Party.

10.

Confidentiality.

(a)

As it pertains to business sources of each Party and its Affiliates, the Parties shall adhere to the terms and conditions of that certain Non-Circumvention and Non-Disclosure Agreement, dated as of the Effective Date, by and between the Parties and attached hereto as Appendix C (the “Confidentiality Agreement”).

(b)

Notwithstanding Section 10(a), the Consultant acknowledges and agrees that all Proprietary Information (as defined below) that is disclosed to the Consultant by the Company, or that the Consultant acquires, sees, learns of, or generates as a direct or indirect consequence of the Consultant’s work for the Company (whether prior to or subsequent to the execution of this Agreement) is the exclusive property of the Company, and the Consultant shall (and shall cause any of its Affiliates to) keep that information strictly confidential and shall not, and shall cause any of its Affiliates not to, use or disclose such Proprietary Information to any third parties during or after the Term, except as expressly contemplated under this Agreement, as required by law, or with the prior written consent of the Company.  The Consultant will take all appropriate steps to safeguard Proprietary Information and to protect it against disclosure, misuse, espionage, loss and theft, including measures at least as strict as those used by the Consultant to protect its own Proprietary Information.

(c)

The Consultant shall be permitted to disclose relevant aspects of the Proprietary Information to its Affiliates to the extent that such disclosure is reasonably necessary to the performance of its duties and its obligations under this Agreement; provided that the Consultant shall take all reasonable measures to insure that Proprietary Information is not used, disclosed or duplicated in the contravention of the provisions of this Agreement by any of its Affiliates; provided further that the Consultant will cause its Affiliates to enter into agreements with the Consultant to be bound by this Section 10 prohibiting disclosure of Proprietary Information of the Company.  The provisions of this Section 10 shall survive the expiration or termination of this Agreement.  The Consultant shall deliver to the Company at the termination of this Agreement, or at any time the Company may request, all property belonging to the Company and all material containing or constituting Proprietary Information, including any copies (whether in electronic or paper form) in the Consultant’s possession or control, whether prepared by the Consultant or by its Affiliates.

(d)

The Company acknowledges and agrees that it will not disclose to any third party the Consultant’s Proprietary Information that is disclosed to the Company by the Consultant.

(e)

For purposes of this Agreement, “Proprietary Information” shall mean any information relating to or disclosed in connection with this Agreement that is marked as confidential or proprietary or should be reasonably understood to be confidential or proprietary to the disclosing party, or if disclosed orally, that is reduced to or summarized in a writing by the disclosing party which designates the information previously disclosed orally as confidential; provided that the following shall not be deemed “Proprietary Information”: information (i) already lawfully known to or independently developed by the receiving party; (ii) disclosed in published materials through no wrongful act of the recipient; (iii) generally known to the public through no wrongful act of the recipient; or (iv) lawfully obtained from any third party.

11.

Notice.  All notices hereunder shall be in writing and shall be given by personal delivery, facsimile, overnight courier service, or by registered or certified mail (postage prepaid and return receipt requested) addressed as set forth below (or at such other address as a party may designate by notice to the other party):

The Company:	Natural Blue Resources, Inc. 200 W. De Vargas Street, Suite 7 Santa Fe, New Mexico 87501 Attn: Toney Anaya Its: President / CEO
The Consultant:

Watch Harbor Asset Management LLC

111 Broadway, 10th Floor

New York, New York 10005

Attn: Eric Ross

Facsimile: (270) 569-4428

With a copy to:

Nixon Peabody LLP

677 Broadway, 10th Floor

Albany, New York 12207

Attn: Todd M. Tidgewell, Esq.

Facsimile: (866) 890-4699

Notice sent pursuant to or required by this Agreement shall be deemed given (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of facsimile transmission, on the date on which the sender receives confirmation by facsimile transmission that such notice was received by the addressee; (iii) in the case of overnight air courier, on the next business day following the day sent; and (iv) in the case of mailing by first class certified or registered mail, postage prepaid, return receipt requested, on the fifth business day following such mailing.  Addresses may be changed by written notice given pursuant to this Section 11.

12.

Independent Contractor.  The Consultant is and shall be an independent contractor, and nothing herein shall be deemed to cause this Agreement to create an agency, partnership, or joint venture between the Parties.  Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between the Company and the Consultant or any employee or agent of the Consultant.

13.

Amendment and Waiver.  Any term of this Agreement may be amended or waived only by a written agreement executed by both Parties.  The failure of either Party to enforce at any time any of the provisions of this Agreement or to require any act of performance hereunder shall not be construed a waiver of such provisions or right to performance nor in any way to affect the validity of this Agreement or the right of either Party to, thereafter, enforce each and every provision or right to performance.

14.

Section and Other Headings.  The descriptive headings of the sections and subsections contained in this Agreement and/or any Appendices are inserted for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning of interpretation of this Agreement

15.

Assignment.  The Services to be provided by the Consultant hereunder are of a personal nature and this Agreement shall not be assigned or transferred in whole or in part, whether by operation of law or otherwise, by the Consultant without the prior written consent of the Company; provided, however, that this provision shall not inhibit the Consultant’s ability to have one of its affiliates or a subsidiary perform the Services on its behalf.

16.

Binding Effect.  The terms of this Agreement shall be binding upon, and inure to the benefit of, and shall be enforceable by the Parties, their respective permitted successors, assigns, and heirs.

17.

Remedies.  Each Party shall reimburse the prevailing Party on demand for all reasonable out-of-pocket expenses incurred by the prevailing Party, including arbitration/court costs and fees and reasonable expenses of counsel, as a consequence of or in connection with, the successful enforcement by such prevailing Party of any right or remedy hereunder.

18.

Severability.  The provisions of this Agreement are severable and if any provision of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of such provision and this Agreement, except to such extent or in such application, shall not be affected thereby, and each and every provision of this Agreement shall be valid and enforceable to the fullest extent and in the broadest application permitted by law.

19.

Counterparts.  This Agreement may be executed simultaneously in two (2) or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together will constitute one and the same Agreement.  The exchange of copies of this Agreement and of signature pages by facsimile, or by .pdf or similar imaging transmission, will constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes.  Signatures of the Parties transmitted by facsimile, or by .pdf or similar imaging transmission, will be deemed their original signatures for any purpose whatsoever.

20.

Governing Law; Venue.  This Agreement shall be construed and governed in accordance with the law of the State of New York, without giving effect to the conflict of laws principles thereof.  Each of the Parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any proceeding arising out of or relating to the Agreement in any New York state or federal court.  Each of the Parties irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such proceeding in any such court.

21.

Waiver of Jury Trial.  The Parties waive any right to trial by jury in any action or proceeding arising out of or in any way pertaining to this Agreement or the transactions contemplated hereby, whether now or hereafter arising, and whether in contract, tort, or otherwise.  Any Party may file a copy of this Section 21 with any court as written evidence of the knowing, voluntary and bargained agreement between the parties to irrevocably waive trial by jury, and that any proceeding or action whatsoever between the parties relating to this Agreement or the transactions contemplated hereby will instead be tried in a court of competent jurisdiction by a judge sitting without a trial.

22.

Entire Agreement.  This Agreement, together with the Appendices and the Restricted Stock Agreement, shall constitute the entire agreement among the Parties and supersedes all prior agreements, negotiations, and undertakings, both written and oral, between the Parties with respect to the subject matter hereof.

[Signature Page to Follow]

Signature Page Consulting Services Agreement

13314343.3

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first set forth above.

WATCH HARBOR ASSET MANAGEMENT LLC

/s/ Eric Ross

By:  Eric Ross

Its:   Managing Partner

NATURAL BLUE RESOURCES, INC.

/s/ Toney Anaya

By: Toney Anaya, CEO

13314343.3

CONFIDENTIALITY AND NON-CIRCUMVENT AGREEMENTS

This document consists of two separate agreements with identical language; on in which Natural Blue Steel, Inc. is the Counterparty (beginning page 6 with signatures on page 10), and one in which Watch Harbor Asset Management is the Counterparty (beginning this page with signatures on page 5).

AGREEMENT PROTECTING NATURAL BLUE STEEL

THIS CONFIDENTIALITY AND NON-CIRCUMVENT AGREEMENT (the “Agreement”) made this 26th day of January, 2011, by and among (i) Natural Blue Steel, Inc., a Nevada corporation, and its affiliates,  (individually and collectively, “Natural Blue”) and (ii) Eric Ross and Watch Harbor Asset management (the “Counterparty”).

RECITALS:

A.

Natural Blue is operating a business venture relating to sale of scrap steel (the “Business Venture”).

B.

In connection with the pursuit of the Business Venture, the Counterparty may be introduced to various parties related to the Business Venture by Natural Blue (the “NB Sources”).

C.

Also, in connection with the Business Venture, the Counterparty shall be privy to certain proprietary and confidential information relating to Natural Blue, the Business Venture and the NB Sources, which shall include the NB Sources and all information concurrently, heretofore or hereafter submitted by Natural Blue or its affiliates or by any NB Source, or any of their independent contractors, employees, legal and financial advisors, accountants and other agents and representatives, as the case may be (with respect to any party, Natural Blue or its affiliates, “Representatives”), regarding Natural Blue, any NB Source or the Business Venture and any matter, information, business plan, client or customer list, financial data, documentation or other item of personal or intellectual property described herein, including all secrets and Trade Secrets (as defined herein) (such information, together with notes, memoranda, summaries, analyses, power point presentations, compilations and other writings relating thereto or based thereon prepared by the Counterparty or its Representatives being collectively referred to herein as the “Confidential Information”).

D.

Natural Blue is relying on the covenants and agreements of the Counterparty contained herein as a precondition to the disclosure and release of the Confidential Information to the Counterparty and, but for such agreements by the Counterparty, the Confidential Information requested by the Counterparty would not be released by Natural Blue and the Counterparty would not have access to such Confidential Information.

AGREEMENT:

Both parties acknowledge that access to the Confidential Information to be provided is a valuable asset of the Counterparty and will provide potential benefits to both parties which is adequate consideration for each party’s agreement herein and in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and adequacy of which being hereby acknowledged, the parties agree as follows:

1.

Incorporation of Recitals.  The Recitals set forth above are hereby acknowledged and admitted by the parties to be true and accurate and are hereby incorporated into the terms of this Agreement.

2.

Non-Disclosure of Confidential Information.

(a)

The Counterparty, for itself, its officers, employees, directors, agents, affiliates, subsidiaries, independent contractors, related parties and other Representatives (all of whom are to be deemed included in any reference to the Counterparty in this Section 2 or in Section 4) agrees that it will not at any time, except as authorized or directed in writing by Natural Blue, use for the Counterparty’s own benefit (or for the benefit of any person or entity other than Natural Blue), copy, reveal, sell, exchange, give away, disclose, divulge or make known or available in any manner to any person, firm, corporation or other entity (whether or not the Counterparty receives any benefit therefrom), any Confidential Information, which shall, among other things, include the identities of the NB Sources and any and all information or documentation whatsoever relating to the Business Venture, any business plan for or by Natural Blue or any NB Source, information discovered by or disclosed to the Counterparty through information provided by Natural Blue or its Representatives or any NB Source or its Representatives or information which has otherwise been disclosed or made available by Natural Blue or its Representatives or by any NB Sources or its Representatives to the Counterparty regarding Natural Blue’s, any NB Source’s or any of their affiliate’s services, programs, products, inventions, discoveries, techniques, processes, activities, businesses, properties, operations, clients, customers, business associates, Trade Secrets (as defined below) or any other confidential information related to the Business Venture, Natural Blue or any NB Source.

(b)

The Counterparty will take all actions necessary to ensure that the Confidential Information is maintained as secret and confidential and its disclosure shall only be made, to the extent necessary, to a limited group of the Counterparty’s own employees, officers, directors and/or representatives who are actually engaged in the evaluation of the Confidential Information and the Business Venture; provided, however, the Counterparty acknowledges and agrees that it shall be responsible and held liable for the actions or inactions of such employees, officers, directors and Representatives (regardless whether or not such actions or inactions are within their scope of employment or engagement) with respect to the maintenance of the secrecy and confidentiality of the Confidential Information.

(c)

In the event the Counterparty believes it to be necessary or appropriate to further the Business Venture by disclosing any Confidential Information to a third party, the Counterparty may do so only after securing the following: (A) the prior written consent of Natural Blue, which may be withheld in its sole and absolute discretion, but only to the limited extent set forth in such written consent, and (B) a confidentiality and non-circumvent agreement containing terms and conditions acceptable to Natural Blue, in its sole and absolute discretion, which has been executed and delivered by such third party.

(d)

Confidential Information shall be used only by the Counterparty only for the purpose of evaluating the Business Venture and for no other purpose whatsoever.  Confidential Information received as a result of this Agreement will not be used directly or indirectly to compete with Natural Blue (or to assist or facilitate such competition by a third party) or to in any manner obtain a competitive advantage over Natural Blue or its affiliates (or to assist or facilitate a third party in obtaining a competitive advantage over Natural Blue or its affiliates).

3.

Trade Secret; Confidential Information.

(a)

“Trade Secret” shall mean the whole or any portion of any process, procedure, methodology, program, or compilation of information which is for use, or is used by Natural Blue or in the operation of the Business Venture and which could provide the Business Venture an advantage, or an opportunity to obtain an advantage, over those who do not know or use it.  Trade Secret also includes any commercial information, including any program, method, process, procedure, list of customers, business code, method of conducting its business or marketing technique, or improvement thereof, or any other matter which Natural Blue deems, in its sole and absolute discretion, confidential and therefore desires to protect.  For purposes of interpretation hereunder the definition set forth in Section 688.002(4), Florida Statutes, shall also apply.

(b)

As used herein, in addition to the forgoing, “Confidential Information” shall also mean (i) any and all proprietary property of Natural Blue, including but not limited to all techniques, processes, programs, procedures, methods, computer software, devices, charts, manuals, and improvements thereto, whether or not subject to a patent; (ii) any client or contact lists of Natural Blue discovered by the Counterparty from or through Natural Blue or its Representatives; (iii) any information, discovery or knowledge discovered by the Counterparty from or through Natural Blue or its Representatives; and (iv) all other information or materials which Natural Blue may from time to time designate and treat as confidential and proprietary or as a trade secret. There shall be a presumption that information disclosed pursuant to this Agreement is Confidential Information.

(c)

As used herein, “Confidential Information” shall not include (i) information which at the time of disclosure to the Counterparty was otherwise generally known by the public; (ii) information which after disclosure to the Counterparty is generally known by the public through no act, omission or fault of the Counterparty; or (iii) information which is required to be disclosed by final order of a court of competent jurisdiction, but only to the extent required by such court. The party claiming an exception to confidentiality shall have the burden of proving the exception by clear and convincing evidence; provided, however, nothing in this Section 3(c) should be interpreted to exclude the identities of the NB Sources from the definition of Confidential Information.

4.

Non-Circumvention; Non-Solicitation.  The Counterparty agrees that it will not at any time during, and for five (5) years after the termination or expiration of, any negotiations or discussions between Natural Blue and the Counterparty, whether voluntarily or involuntarily, directly or indirectly, for itself or any other person or entity, engage in any business similar to that contemplated to be operated by the Business Venture or solicit, interfere with, contract with or otherwise communicate or enter into an agreement with any NB Sources or any other person or entity relating to the Business Venture, whether or not such person or entity was first introduced by Natural Blue or its Representatives, without the prior written consent of Natural Blue, which may be withheld in its sole and absolute discretion, and only for the limited purpose set forth in such written consent.

5.

Irreparable Harm.   The Counterparty acknowledges that compliance with this Agreement is necessary to protect the goodwill and other legitimate business interests of Natural Blue and to comply with the terms of confidentiality obligations of Natural Blue, and that a breach of this Agreement will give rise to irreparable and continuing injury to Natural Blue which is not adequately compensable in monetary damages or at law.  Accordingly, the Counterparty agrees that Natural Blue, its successors and assigns may obtain injunctive and other equitable relief against the breach or threatened breach of the foregoing provisions, in addition to any other legal remedies which may be available under this Agreement.  If Natural Blue or its successors in interest shall make application to a court of competent jurisdiction for injunctive relief to enforce this Agreement, the Counterparty waives, to the greatest extent permissible, any requirement that Natural Blue post bond or other security as a precondition to an injunction, whether temporary or permanent.  Further, in addition to the forgoing and not in limitation thereof, the Counterparty agrees and acknowledges that any breach of Section 2 or 4 of this Agreement shall cause irreparable injury to Natural Blue which shall not be measurable in monetary damages and therefore Natural Blue shall be entitled to injunctive or other appropriate equitable relief in order to protect its rights hereunder and in and to the Confidential Information.

6.

Accounting for Profits.  The Counterparty agrees that if the Counterparty shall violate any of the Counterparty’s covenants or agreements under this Agreement, Natural Blue shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration, or other benefits that the Counterparty or any third party given access to (or possession of) Confidential Information, directly or indirectly, by the Counterparty, directly or indirectly, has realized and/or may realize as a result of, growing out of, or in connection with such violation.  These remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights to which Natural Blue is or may be entitled at law, or in equity, or under this Agreement.

7.

Return of Records.  All Confidential Information, notes, reference materials, drawings, presentations, documents and copies of any of the above shall belong exclusively to Natural Blue and the Counterparty shall deliver all originals and copies of such materials in its possession or subject to its control to Natural Blue upon Natural Blue’s request or upon termination of negotiations or discussions between Natural Blue and the Counterparty regarding the Business Venture.

8.

Waiver or Modification; Complete Agreement.  No waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith.  This written Agreement contains the sole and entire agreement between the parties as to the matters contained herein and integrates and supersedes any and all other agreements between them.

9.

No Representations or Warranties.  The Counterparty acknowledges and understands that Natural Blue has endeavored to include in the Confidential Information those materials which it believes to be reliable and relevant for the purpose of the Counterparty’s evaluation, but the Counterparty agrees that neither Natural Blue nor any of its Representatives make any representation or warranty as to the accuracy or completeness of the Confidential Information, including any business plan, and the Counterparty agrees that such persons shall have no liability to the Counterparty or any of the Counterparty’s Representatives resulting from any use of the Confidential Information.  Nothing in this Agreement, including the definition of Confidential Information, shall require any party to release any particular information to any other party.

10.

Choice of Law; Jurisdiction.  The laws of the State of Florida shall govern this Agreement.  Any action hereunder shall be taken exclusively in a state court located in Orange County, Florida.  The parties hereto waive and agree that they shall not assert that such forum is inconvenient or improper. In the event either party initiates action to enforce its, her or its rights hereunder, the prevailing party shall recover from the non-prevailing party its reasonable expenses, court costs, including taxed and untaxed costs, and reasonable attorneys’ fees, whether suit be brought or not.

11.

Binding Effect of Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives.

12.

Strict Construction.  The parties acknowledge that this Agreement is the result of their joint negotiation, drafting and agreement.  As such, in any proceedings interpreting this Agreement or any provision thereof, no party shall assert a position that any provision in controversy should be more strictly construed against another party on the basis that such other party was responsible for preparation of the provision in question. The Counterparty acknowledges and agrees that (i) it has had an opportunity to seek advice of counsel in connection with this Agreement and (ii) the confidentiality, non-solicitation and non-circumvention provisions hereof are reasonable in duration and in all other respects.  If it is determined that any of the provisions of this Agreement or any part thereof, is invalid or unenforceable, the remainder of the provisions of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court determines that any of the covenants contained in this Agreement are unenforceable because of the duration or scope of such provision, the duration or scope of such provision, as the case may be, shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforceable and shall be enforced.

13.

Counterparts; Facsimile as Original.  This Agreement may be executed in several counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.  Further, this Agreement may be executed and delivered via telecopy and once so delivered such executed document shall be deemed to be an original.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.

NATURAL BLUE STEEL, INC., a Nevada

corporation

By: Toney Anaya, CEO

WATCH HARBOR ASSET MANAGEMENT,

LLC, a Delaware corporation

By:/s/ Eric Ross

     Name: Eric Ross

13314343.3

AGREEMENT PROTECTING WATCH HARBOR ASSET MANAGEMENT

THIS CONFIDENTIALITY AND NON-CIRCUMVENT AGREEMENT (the “Agreement”) made this 26th day of January, 2011, by and among (i) Eric Ross and Watch Harbor Asset Management,  (individually and collectively, “Watch Harbor”) and (ii) Natural Blue Steel, Inc., a Nevada corporation, and its affiliates,  (the “Counterparty”).

RECITALS:

A.

Watch Harbor is operating a business venture relating to sale of scrap steel (the “Business Venture”).

B.

In connection with the pursuit of the Business Venture, the Counterparty may be introduced to various parties related to the Business Venture by Watch Harbor (the “WH Sources”).

C.

Also, in connection with the Business Venture, the Counterparty shall be privy to certain proprietary and confidential information relating to Watch Harbor, the Business Venture and the WH Sources, which shall include the WH Sources and all information concurrently, heretofore or hereafter submitted by Watch Harbor or its affiliates or by any WH Source, or any of their independent contractors, employees, legal and financial advisors, accountants and other agents and representatives, as the case may be (with respect to any party, Watch Harbor or its affiliates, “Representatives”), regarding Watch Harbor, any WH Source or the Business Venture and any matter, information, business plan, client or customer list, financial data, documentation or other item of personal or intellectual property described herein, including all secrets and Trade Secrets (as defined herein) (such information, together with notes, memoranda, summaries, analyses, power point presentations, compilations and other writings relating thereto or based thereon prepared by the Counterparty or its Representatives being collectively referred to herein as the “Confidential Information”).

D.

Watch Harbor is relying on the covenants and agreements of the Counterparty contained herein as a precondition to the disclosure and release of the Confidential Information to the Counterparty and, but for such agreements by the Counterparty, the Confidential Information requested by the Counterparty would not be released by Watch Harbor and the Counterparty would not have access to such Confidential Information.

AGREEMENT:

Both parties acknowledge that access to the Confidential Information to be provided is a valuable asset of the Counterparty and will provide potential benefits to both parties which is adequate consideration for each party’s agreement herein and in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and adequacy of which being hereby acknowledged, the parties agree as follows:

1.

Incorporation of Recitals.  The Recitals set forth above are hereby acknowledged and admitted by the parties to be true and accurate and are hereby incorporated into the terms of this Agreement.

2.

Non-Disclosure of Confidential Information.

(a)

The Counterparty, for itself, its officers, employees, directors, agents, affiliates, subsidiaries, independent contractors, related parties and other Representatives (all of whom are to be deemed included in any reference to the Counterparty in this Section 2 or in Section 4) agrees that it will not at any time, except as authorized or directed in writing by Watch Harbor, use for the Counterparty’s own benefit (or for the benefit of any person or entity other than Watch Harbor), copy, reveal, sell, exchange, give away, disclose, divulge or make known or available in any manner to any person, firm, corporation or other entity (whether or not the Counterparty receives any benefit therefrom), any Confidential Information, which shall, among other things, include the identities of the WH Sources and any and all information or documentation whatsoever relating to the Business Venture, any business plan for or by Watch Harbor or any WH Source, information discovered by or disclosed to the Counterparty through information provided by Watch Harbor or its Representatives or any WH Source or its Representatives or information which has otherwise been disclosed or made available by Watch Harbor or its Representatives or by any WH Sources or its Representatives to the Counterparty regarding Watch Harbor’s, any WH Source’s or any of their affiliate’s services, programs, products, inventions, discoveries, techniques, processes, activities, businesses, properties, operations, clients, customers, business associates, Trade Secrets (as defined below) or any other confidential information related to the Business Venture, Watch Harbor or any WH Source.

(b)

The Counterparty will take all actions necessary to ensure that the Confidential Information is maintained as secret and confidential and its disclosure shall only be made, to the extent necessary, to a limited group of the Counterparty’s own employees, officers, directors and/or representatives who are actually engaged in the evaluation of the Confidential Information and the Business Venture; provided, however, the Counterparty acknowledges and agrees that it shall be responsible and held liable for the actions or inactions of such employees, officers, directors and Representatives (regardless whether or not such actions or inactions are within their scope of employment or engagement) with respect to the maintenance of the secrecy and confidentiality of the Confidential Information.

(c)

In the event the Counterparty believes it to be necessary or appropriate to further the Business Venture by disclosing any Confidential Information to a third party, the Counterparty may do so only after securing the following: (A) the prior written consent of Watch Harbor, which may be withheld in its sole and absolute discretion, but only to the limited extent set forth in such written consent, and (B) a confidentiality and non-circumvent agreement containing terms and conditions acceptable to Watch Harbor, in its sole and absolute discretion, which has been executed and delivered by such third party.

(d)

Confidential Information shall be used only by the Counterparty only for the purpose of evaluating the Business Venture and for no other purpose whatsoever.  Confidential Information received as a result of this Agreement will not be used directly or indirectly to compete with Watch Harbor (or to assist or facilitate such competition by a third party) or to in any manner obtain a competitive advantage over Watch Harbor or its affiliates (or to assist or facilitate a third party in obtaining a competitive advantage over Watch Harbor or its affiliates).

3.

Trade Secret; Confidential Information.

(a)

“Trade Secret” shall mean the whole or any portion of any process, procedure, methodology, program, or compilation of information which is for use, or is used by Watch Harbor or in the operation of the Business Venture and which could provide the Business Venture an advantage, or an opportunity to obtain an advantage, over those who do not know or use it.  Trade Secret also includes any commercial information, including any program, method, process, procedure, list of customers, business code, method of conducting its business or marketing technique, or improvement thereof, or any other matter which Watch Harbor deems, in its sole and absolute discretion, confidential and therefore desires to protect.  For purposes of interpretation hereunder the definition set forth in Section 688.002(4), Florida Statutes, shall also apply.

(b)

As used herein, in addition to the forgoing, “Confidential Information” shall also mean (i) any and all proprietary property of Watch Harbor, including but not limited to all techniques, processes, programs, procedures, methods, computer software, devices, charts, manuals, and improvements thereto, whether or not subject to a patent; (ii) any client or contact lists of Watch Harbor discovered by the Counterparty from or through Watch Harbor or its Representatives; (iii) any information, discovery or knowledge discovered by the Counterparty from or through Watch Harbor or its Representatives; and (iv) all other information or materials which Watch Harbor may from time to time designate and treat as confidential and proprietary or as a trade secret. There shall be a presumption that information disclosed pursuant to this Agreement is Confidential Information.

(c)

As used herein, “Confidential Information” shall not include (i) information which at the time of disclosure to the Counterparty was otherwise generally known by the public; (ii) information which after disclosure to the Counterparty is generally known by the public through no act, omission or fault of the Counterparty; or (iii) information which is required to be disclosed by final order of a court of competent jurisdiction, but only to the extent required by such court. The party claiming an exception to confidentiality shall have the burden of proving the exception by clear and convincing evidence; provided, however, nothing in this Section 3(c) should be interpreted to exclude the identities of the WH Sources from the definition of Confidential Information.

4.

Non-Circumvention; Non-Solicitation.  The Counterparty agrees that it will not at any time during, and for five (5) years after the termination or expiration of, any negotiations or discussions between Watch Harbor and the Counterparty, whether voluntarily or involuntarily, directly or indirectly, for itself or any other person or entity, engage in any business similar to that contemplated to be operated by the Business Venture or solicit, interfere with, contract with or otherwise communicate or enter into an agreement with any WH Sources or any other person or entity relating to the Business Venture, whether or not such person or entity was first introduced by Watch Harbor or its Representatives, without the prior written consent of Watch Harbor, which may be withheld in its sole and absolute discretion, and only for the limited purpose set forth in such written consent.

5.

Irreparable Harm.   The Counterparty acknowledges that compliance with this Agreement is necessary to protect the goodwill and other legitimate business interests of Watch Harbor and to comply with the terms of confidentiality obligations of Watch Harbor, and that a breach of this Agreement will give rise to irreparable and continuing injury to Watch Harbor which is not adequately compensable in monetary damages or at law.  Accordingly, the Counterparty agrees that Watch Harbor, its successors and assigns may obtain injunctive and other equitable relief against the breach or threatened breach of the foregoing provisions, in addition to any other legal remedies which may be available under this Agreement.  If Watch Harbor or its successors in interest shall make application to a court of competent jurisdiction for injunctive relief to enforce this Agreement, the Counterparty waives, to the greatest extent permissible, any requirement that Watch Harbor post bond or other security as a precondition to an injunction, whether temporary or permanent.  Further, in addition to the forgoing and not in limitation thereof, the Counterparty agrees and acknowledges that any breach of Section 2 or 4 of this Agreement shall cause irreparable injury to Watch Harbor which shall not be measurable in monetary damages and therefore Watch Harbor shall be entitled to injunctive or other appropriate equitable relief in order to protect its rights hereunder and in and to the Confidential Information.

6.

Accounting for Profits.  The Counterparty agrees that if the Counterparty shall violate any of the Counterparty’s covenants or agreements under this Agreement, Watch Harbor shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration, or other benefits that the Counterparty or any third party given access to (or possession of) Confidential Information, directly or indirectly, by the Counterparty, directly or indirectly, has realized and/or may realize as a result of, growing out of, or in connection with such violation.  These remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights to which Watch Harbor is or may be entitled at law, or in equity, or under this Agreement.

7.

Return of Records.  All Confidential Information, notes, reference materials, drawings, presentations, documents and copies of any of the above shall belong exclusively to Watch Harbor and the Counterparty shall deliver all originals and copies of such materials in its possession or subject to its control to Watch Harbor upon Watch Harbor’s request or upon termination of negotiations or discussions between Watch Harbor and the Counterparty regarding the Business Venture.

8.

Waiver or Modification; Complete Agreement.  No waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith.  This written Agreement contains the sole and entire agreement between the parties as to the matters contained herein and integrates and supersedes any and all other agreements between them.

9.

No Representations or Warranties.  The Counterparty acknowledges and understands that Watch Harbor has endeavored to include in the Confidential Information those materials which it believes to be reliable and relevant for the purpose of the Counterparty’s evaluation, but the Counterparty agrees that neither Watch Harbor nor any of its Representatives make any representation or warranty as to the accuracy or completeness of the Confidential Information, including any business plan, and the Counterparty agrees that such persons shall have no liability to the Counterparty or any of the Counterparty’s Representatives resulting from any use of the Confidential Information.  Nothing in this Agreement, including the definition of Confidential Information, shall require any party to release any particular information to any other party.

10.

Choice of Law; Jurisdiction.  The laws of the State of Florida shall govern this Agreement.  Any action hereunder shall be taken exclusively in a state court located in Orange County, Florida.  The parties hereto waive and agree that they shall not assert that such forum is inconvenient or improper. In the event either party initiates action to enforce its, her or its rights hereunder, the prevailing party shall recover from the non-prevailing party its reasonable expenses, court costs, including taxed and untaxed costs, and reasonable attorneys’ fees, whether suit be brought or not.

11.

Binding Effect of Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives.

12.

Strict Construction.  The parties acknowledge that this Agreement is the result of their joint negotiation, drafting and agreement.  As such, in any proceedings interpreting this Agreement or any provision thereof, no party shall assert a position that any provision in controversy should be more strictly construed against another party on the basis that such other party was responsible for preparation of the provision in question. The Counterparty acknowledges and agrees that (i) it has had an opportunity to seek advice of counsel in connection with this Agreement and (ii) the confidentiality, non-solicitation and non-circumvention provisions hereof are reasonable in duration and in all other respects.  If it is determined that any of the provisions of this Agreement or any part thereof, is invalid or unenforceable, the remainder of the provisions of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court determines that any of the covenants contained in this Agreement are unenforceable because of the duration or scope of such provision, the duration or scope of such provision, as the case may be, shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforceable and shall be enforced.

13314343.3

13.

Counterparts; Facsimile as Original.  This Agreement may be executed in several counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.  Further, this Agreement may be executed and delivered via telecopy and once so delivered such executed document shall be deemed to be an original.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first written above.

WATCH HARBOR ASSET MANAGEMENT,

LLC, a Delaware corporation

By: Eric Ross

NATURAL BLUE STTEL, INC., a Nevada

corporation

/s/ Toney Anaya, CEO

13314343.3

Appendix A

Description of Services

1.

Board of Advisors.  The Consultant shall be duly elected to and serve on the board of advisors (the “Board of Advisors”) created by the Board until the earlier of (a) three (3) years from the Effective Date or (b) the Board designates and duly elects the Consultant’s replacement.

2.

Continuing Advisory.  For a period of three (3) years beginning on the first anniversary of the Effective Date, Consultant shall remain available to the Company to provide consultation with respect to fund-raising efforts of the Company.

3.

RCI.  The Consultant will introduce the Company’s principals to Robert Christoph Jr. and RCI Groupe (“RCI”) for the purposes of developing a mutually beneficial commercial relationship between the Company and RCI in which debt or equity financing is provided to the Company by RCI or its affiliates or involvement in future transactions is planned by RCI and the Company.

4.

Third Party Funder(s).  The Consultant will use its good faith efforts to obtain a qualified third party investor or qualified third party investors (together with the affiliates, subsidiaries, special purpose vehicles and the like of such investors, the “Funder(s)”) who have a good faith interest in providing financing for proposed scrap metal acquisitions and/or transactions by or with the Company that would be evidenced by a proposed letter of intent (a “Letter of Intent”) to be negotiated by the Company and the Funder(s).

Appendix B

Compensation

The following number of shares of Common Stock will be issued to the Consultant in anticipation of (and are subject to forfeiture upon the failure of) the Consultant’s successful performance of the following services:

Service	Number of Shares of Common Stock
Service on the Board of Advisors (in accordance with Item 1 on Appendix A)	1,000,000
Introduction by the Consultant of RCI and the Company, which results in a definitive business agreement between RCI and the Company (its affiliate, subsidiary, special purpose vehicle or the like).	1,000,000
Execution by the Company (its affiliate, subsidiary, special purpose vehicle or the like) at its sole discretion of a Letter of Intent between the Company (its affiliate, subsidiary, special purpose vehicle or the like) and a Funder introduced to the Company by Consultant which includes Proof-of-Funds.	4,000,000
The initial Closing between the Company (its affiliate, subsidiary, special purpose vehicle or the like) and a Funder introduced to the Company (its affiliate, subsidiary, special purpose vehicle or the like) by Consultant on the transaction set forth in a Letter of Intent.	4,000,000
TOTAL:

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